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                    OHIO NATIONAL LIFE ASSURANCE CORPORATION

                   GROWTH PERSPECTIVE VARIABLE UNIVERSAL LIFE

    SUPPLEMENT DATED MAY 20, 2004 TO THE PROSPECTUS DATED MAY 10, 2004

The following changes are made to the prospectus dated May 10, 2004:

The UBS Series Trust Tactical Allocation Portfolio has changed its name to UBS Series Trust U.S. Allocation Portfolio.